UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 14, 2011

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222-2707
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 19, 2011, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offer and sale of $1,250,000,000 aggregate principal amount of its 2.70% Senior Notes due September 19, 2016 (the “Senior Notes”), unconditionally guaranteed by the Corporation (the “Guarantees” and together with the Senior Notes, the “Debt Securities”). The Debt Securities were sold pursuant to an Underwriting Agreement dated September 14, 2011 (the “Underwriting Agreement”) by and among Funding, the Corporation, and, as representatives of the several underwriters named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and PNC Capital Markets LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated September 14, 2011 and filed with the Securities and Exchange Commission (the “Commission”) on September 15, 2011, to the accompanying prospectus filed with the Commission on January 15, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-164364 and 333-164364-01) (the “Registration Statement”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

The form of the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. The form of the related Guarantee for the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.2. These Exhibits are incorporated into this Item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Debt Securities as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 14, 2011, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and, as representatives of the several underwriters named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and PNC Capital Markets LLC

4.1	Form of 2.70% Senior Notes due September 19, 2016

4.2	Form of Guarantee related to 2.70% Senior Notes due September 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Gregory H. Kozich
Name: Gregory H. Kozich
Date: September 19, 2011	Title: Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated September 14, 2011, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and, as representatives of the several underwriters named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and PNC Capital Markets LLC	Filed herewith.

4.1	Form of 2.70% Senior Notes due September 19, 2016	Filed herewith.

4.2	Form of Guarantee related to 2.70% Senior Notes due September 19, 2016	Filed herewith.